                                                                     EXHIBIT 21
                              List of Subsidiaries

1. Manchester Development Corporation, a California corporation (d/b/a Orion Realty Group);

        a. Kensington Development Corporation, a California corporation, owns 90%, Fidelity National Title Insurance Company of California ("FNCAL"), a California corporation, owns 10% (see 3(d)(2) below);

2.      Rocky Mountain Aviation, Inc., an Arizona corporation

3. Fidelity National Title Insurance Company, a California corporation (99.9% owned by FNFI);

        Material Subsidiaries:
        ----------------------
    (a) Republic Title Insurance Agency, Inc., an Arizona corporation
        (inactive);
    (b) Fidelity National Title Insurance Company of Tennessee, a Tennessee corporation;

                Material Subsidiaries:
                ----------------------
        1.      Title Services, Inc., a Tennessee corporation;
        2.      BHC&M, Ltd., a Virginia corporation;

    (c) Southern Title Holding Company, a Texas corporation (inactive);
    (d) Fidelity National Title Insurance Company of California, a California corporation;

                Material Subsidiaries:
                ----------------------
        1.      Western Financial Trust Company, a California corporation;

        2. Manchester Development Corporation, a California corporation, 10% is owned by FNTIC-CA; 90% by Kensington Development Corporation, a California corporation (see 1(a) above);

        3. Fidelity National Company of Northern California, a California corporation;

    (e) Title Insurance Policy Co. of Pinal County, an Arizona corporation:

    (f) Pacific American Property Exchange Corporation, a California corporation;

    (g) UTC Capital Group, Inc.,  a Texas corporation;

            Material Subsidiaries:
            -----------------------
        (1) Dallas-Fidelity National Title Agency, Inc., a Texas corporation d/b/a Fidelity National Title Agency, Inc.;
        (2) LRT Record Services, Inc., a Texas corporation d/b/a Land Records of Texas;

    (h) Fidelity Tax Service, a California corporation;

    (i) Fidelity National Company of California, a California corporation;

    (j) Nations Title Insurance Company, a Kansas corporation, subsidiaries:

            Material Subsidiary:
            --------------------
        (1) Suds Car Wash, Inc., a Nevada Corporation

    (k) Fidelity National Title of Hawaii, Inc., a Hawaii corporation;

    (l) Fidelity National Title Agency of Nevada, Inc., a Nevada corporation;

                                                                EXHIBIT 21
                                                                (Continued)


4. Fidelity National Title Insurance Company of Pennsylvania, a Pennsylvania corporation, owned 99.9%;

                Material Subsidiaries:
           (a) American Title Insurance Company ("ATIC"), a Florida corporation (merged into Fidelity National Title Insurance Company of Pennsylvania on 11/21/96);

                   Material Subsidiaries:
                (1) Amtitle Company, a California corporation (inactive);
                (2) Gulf Stream Title Company of Miami, a Florida corporation
                    (inactive);
                (3) Settlement Network of Pennsylvania, a Pennsylvania
                    corporation (inactive);
                (4) American Title and Abstract Company, a Florida corporation
                    (inactive);
                (5) Miami Title and Abstract Company, a Florida corporation
                    (inactive);

           (b) National Title Insurance Services, Inc., a North Carolina corporation (inactive);

           (c) Network Title Insurance Agencies of Florida, Inc. a Florida corporation (inactive);

           (d)  Statewide Research, Inc., a Florida corporation;

5. Western Pacific Property and Casualty Agency, Inc., an Arizona corporation;

6.      Lake Mortgage Corporation, an Arizona corporation (inactive);

7.      FNTIC Properties, a California corporation;

8.      Rocky Mountain Printing Services, Inc., a California corporation;

9.      Fidelity Asset Management, Inc., a California corporation;

10.     Fidelity Participations, Inc., an Arizona corporation;

11.     Nationwide Recording Service, a California corporation;

12.     CalWest Service Corporation, a California corporation;

13. Fidelity National Title Insurance Company of New York, a New York corporation;

                Material Subsidiaries:
        (a) Nations Title Insurance of New York, Inc., a New York corporation;

                        Material Subsidiaries:
                (1)     Maryland Abstract, Inc., a Maryland corporation;
                (2)     Nations Title of Arizona, Inc., an Arizona corporation;

        (b) National Title Insurance of New York, Inc., a New York corporation;


14.     Agency Sales and Posting, Inc., a California corporation;

15.     Arizona Sales and Posting, Inc., an Arizona corporation;

16.     Pente Enterprises, Inc., a California corporation;

17.     Rocky Mountain Support Services, Inc., an Arizona corporation;

                                                                EXHIBIT 21
                                                                (Continued)

                Material Subsidiary:
        (a)     ACS Systems, Inc., a California corporation;

18.     Fidelity National Title Company of Washington, a Washington corporation;

19.     FNF Ventures, Inc., a California corporation;

20.     Fidelity National Title Company of California, a California corporation;

21.     Fidelity National Title Company, a California corporation;

22. Fidelity National Title Insurance Agency of Coconino, Inc., an Arizona corporation;

23.     Fidelity National Title Agency, Inc., an Arizona corporation;

24. Fidelity National Title Agency of Pinal County, Inc., an Arizona corporation;

25.     Fidelity National Title Company of Oregon, an Oregon corporation;


                Material Subsidiary:
        a.      Professional Escrow, Inc., an Oregon corporation;

26.     Fidelity National Title Agency of Nevada, Inc., a Nevada corporation;

27.     American Title Company, a California corporation;

28.     Fidelity National Title Company of El Paso, a Texas corporation;

29.     Western American Exchange Corporation, a California corporation;

30.     Nations Title, Inc., a Kansas corporation;

                Material Subsidiaries
        (a) Fidelity National Appraisal Services, Inc., a Kansas corporation;

        (b)     Landmark REO Management Services, Inc., a Kansas corporation;

        (c)     Nations Post and Pub Services, Inc., a Kansas corporation;

        (d)     Nations Title Insurance Company, a Kansas corporation;

                        Material Subsidiary:
                1.      Suds Car Wash, Inc., a Nevada corporation;

31. Nations Title Insurance Company of Arizona, Inc., an Arizona corporation;

32.     Fidelity Asset Management, Inc., an Arizona corporation;

33.     Fidelity National Information Services, Inc., a California corporation;

34. Fidelity National Tax Service, Inc., a California corporation (100% of the Preferred stock is owned by FNFI);

                                                                   EXHIBIT 21
                                                                   (Continued)

35.     San Joaquin Title Company, a California corporation;

36.     Title Insurance and Escrow Services, Inc., an Oregon corporation;

37.     WAEC, Inc., a California corporation;

38.     WAEC Apartments, Inc., a California corporation:

ALL SUBSIDIARIES ARE 100% OWNED BY THE PARENT LISTED UNLESS OTHERWISE NOTED.